Exhibit 99.1
CONNECTICUT WATER SERVICE, INC.
Charter of the Audit Committee of the Board of Directors
I. Policy of Audit Committee
The primary function of the Audit Committee is to assist the Connecticut Water Service, Inc. (the Company) Board of Directors in fulfilling its oversight responsibilities to the shareholders, the investment community, and other constituencies by reviewing the financial reports and other financial information provided by the Company to the public; the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established; and the Company’s accounting and financial reporting processes, generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:
▪	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

▪	Appoint, compensate, and oversee the work of any registered independent public auditing firm (the “independent auditors”) employed by the Company; and

▪	Assure that an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors exists.
The Committee has the authority to act on any matter, including reports of Company audit misconduct, brought to its attention with full access to all books, records, facilities, and personnel of the Company. (See Exhibit A, excerpt from Company Code of Conduct.)
The Committee has the authority to retain outside counsel or other experts in the exercise of its responsibilities. The Company grants to the Committee the appropriate funding, as determined by the Committee, for compensating such advisors as well as the independent auditing firm for its audit services.
II. Composition of the Committee
The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (a) satisfy the independence requirements of the Nasdaq Stock Market, Inc., the Securities Exchange Act of 1934, and the rules and regulations of the Securities and Exchange Commission, and (b) be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee. To the extent reasonably feasible, at least one member of the Audit Committee shall qualify as a “financial expert” as defined by the SEC, as determined by the Board of Directors. If the Committee does not have such a financial expert, the Company must disclose in its periodic reports the reason why not.

The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.
III. Meetings
The Audit Committee shall meet at least two times annually, and shall also meet not less than two days prior to the date on which the Company proposes to issue a press release with its quarterly or annual earnings information. As part of its responsibilities to foster open communication, the Committee should meet at least annually with management and with the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.
IV. Responsibilities and Duties
To fulfill its responsibilities and duties the Audit Committee shall:
Documents/Reports Review
1.	Review this Charter at least annually, reassess the adequacy of this charter as a result of the adoption of new laws or regulations, and recommend any proposed changes to the Board of Directors.

2.	Issue an Audit Committee report in the annual proxy statement indicating:
a)	that the Committee has reviewed and discussed the financial statements with management;

b)	that the Committee has discussed the items required by Statement of Auditing Standards (SAS 61) with the independent auditors;

c)	that the Committee has received the written report from its independent auditors required by Independent Standards Board (ISB)1 and has discussed the auditors’ independence; and

d)	that, based on the items in a.)-c), the Committee recommended to the Board of Directors of Connecticut Water Service, Inc., that the audited financial statements be included in the Annual Report or Form 10-K of Connecticut Water Service, Inc.
3.	Disclose in the annual proxy statement of Connecticut Water Service, Inc. the availability of the Audit Committee Charter on the Company’s website or by mail request.

4.	Disclose the independence of Audit Committee members in the annual proxy statement, in conjunction with the full Board’s annual review of the independence Connecticut Water Service, Inc. board members.

5.	Discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards. The Chair may represent the Committee for purposes of this review.

6.	Review the interim financial statements with management and the independent auditors as part of the certification of the CEO/CFO of such financial statements and review the filing of each of the Company’s quarterly reports on Form 10-Q.

7.	Review with management and the independent auditors the Company’s annual financial statements included in the Annual Report of Connecticut Water Service, Inc., the Form 10-K, and the proxy statements, including any certification, report, opinion, or review rendered by the independent auditors. The review includes the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

8.	Review with the independent auditors and management (a) the adequacy and effectiveness of internal controls as required by Section 404 of the Sarbanes Oxley Act (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditors or management), accounting practices, and disclosure controls and procedures (and management reports thereon) of the Company and its subsidiaries; and (b) current accounting trends and developments, and take such action as deemed appropriate.

9.	Review the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters that may be submitted by any party to the Company.

10.	Review its effectiveness at least annually.
Independent Auditors
11.	Appoint, compensate, and oversee the work of any independent auditors employed by the Company (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent auditors shall report directly to the Audit Committee. The Audit Committee shall approve in advance any audit services, fees, and any permissible non-audit service provided by the independent auditors.

12.	Recommend to the Board of Directors the selection of the independent auditors, considering independence, effectiveness and fees to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors may have with the Company to determine the auditors’ independence, and obtain the written report required by ISB 1.

13.	Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

14.	Review audit partner rotation and concurring partner rotation to ensure that the audit partner having primary responsibility for the Company’s audit rotates his/her position every five years.

15.	Periodically, and at least annually, consult with the independent auditors, out of the presence of management, about internal controls and the completeness and accuracy of the Company’s financial statements.
Financial Reporting Processes
16.	In consultation with the independent auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

17.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

18.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.
Process Improvement
19.	Establish regular separate systems of reporting to the Audit Committee by each of management, the independent auditors and consultants (if applicable) regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

20.	Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

21.	Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

22.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)
Ethical and Legal Compliance
23.	Review with the Company’s counsel legal matters, including legal compliance, corporate securities trading policies, or any other matter that could have a significant impact on the Company’s financial statements.

Exhibit A
Excerpt from the Company’s Code of Conduct, Revised January 24, 2008
Code of Conduct Violations and Company Audit Misconduct
Each employee has a responsibility to report any activity which appears to violate laws, regulations (including misconduct related to the preparation, issuance, and disclosure of financial information), policies, and this Code of Conduct.
If you report a violation, please provide the time, location, names of people involved, and other details so that either the Human Resources Department or an independent member of the Board of Directors can investigate. You can report anonymously—you are not required to provide your name. To report a violation, you may call or send a confidential note to
Daniel J. Meaney
Corporate Secretary
Connecticut Water Service, Inc.
93 West Main Street
Clinton, CT 06413
1-800-428-3985, ext. 3016
Or you may anonymously call the company’s Value Line that is operated by Global Compliance, Inc., a firm retained by the company for this purpose, toll-free at 1-888-475-8376.
Rev. 1.24.08
Audit Charter-final